UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2019

Carvana Co.
(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1930 W. Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(480) 719-8809
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2019, certain subsidiaries of Carvana Co., including a new purchaser trust (collectively, the “Company”) and Ally Bank entered into a Loan and Security Agreement (the “Loan and Security Agreement”) pursuant to which Ally Bank agreed to provide a $300.0 million revolving credit facility (“Credit Facility”) to fund certain automotive finance receivables and related assets originated by the Company. The Credit Facility resembles other financing arrangements Ally Bank provides in connection with the Company’s master transfer agreements.

The Loan and Security Agreement contains customary covenants, representations, and warranties and provides that, subject to the occurrence of certain commitment termination events, the purchaser trust can draw upon the Credit Facility until April 17, 2020.

The Loan and Security Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 19, 2019, the Company amended that certain Amended and Restated Master Purchase and Sale Agreement dated as of March 6, 2017 (the “Purchase and Sale Agreement”). The April 19, 2019 amendment extended the Scheduled Commitment Termination Date to April 17, 2020 and, in consideration of the Company’s recent securitization transaction that reduced expected sales under the Purchase and Sale Agreement, amended the purchaser’s commitment under the Purchase and Sale Agreement to purchase up to a maximum of $1.0 billion of principal balances of automotive finance receivables after April 19, 2019. An immaterial amendment to the Purchase and Sale Agreement had previously been entered into on March 6, 2019.

The amendments to the Purchase and Sale Agreement are attached hereto as Exhibit 99.2 and 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1 *	Loan and Security Agreement.
99.2 *	Fifth Amendment to the Amended and Restated Master Purchase and Sale Agreement.
99.3 *	Sixth Amendment to the Amended and Restated Master Purchase and Sale Agreement.

* Certain portions of the exhibit have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

Date: April 25, 2019	CARVANA CO.

	By:	/s/ Paul Breaux

	Name:	Paul Breaux
	Title:	Vice President, General Counsel and Secretary